UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2008

Annual Report to Shareholders

DWS U.S. Bond Index Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

34 Financial Statements

37 Financial Highlights

38 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Tax Information

46 Investment Management Agreement Approval

51 Summary of Management Fee Evaluation by Independent Fee Consultant

56 Summary of Administrative Fee Evaluation by Independent Fee Consultant

57 Board Members and Officers

61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to replicate the Barclays Capital U.S. Aggregated Index (formerly Lehman Brothers U.S. Aggregate Index) closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In the current market environment mortgage-backed securities are experiencing increased volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.40% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns as of 12/31/08
DWS U.S. Bond Index Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	5.49%	5.67%	4.69%	5.53%
Barclays Capital U.S. Aggregate Index+	5.24%	5.51%	4.65%	5.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/08	$ 10.30
12/31/07	$ 10.29
Distribution Information: Twelve Months as of 12/31/08: Income Dividends	$ .54
December Income Dividend	$ .0450
SEC 30-day Yield as of 12/31/08++	4.85%
Current Annualized Distribution Rate as of 12/31/08++	5.16%
++ The SEC Yield is net investment income per share earned over the month ended December 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.57% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.88% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 12/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	43	of	571	8
3-Year	17	of	467	4
5-Year	16	of	394	5
10-Year	14	of	199	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS U.S. Bond Index Fund — Institutional Class [] Barclays Capital U.S. Aggregate Index+

Yearly periods ended December 31
Comparative Results as of 12/31/08
DWS U.S. Bond Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,054,900	$1,179,800	$1,257,400	$1,712,600
	Average annual total return	5.49%	5.67%	4.69%	5.53%
Barclays Capital U.S. Aggregate Index+	Growth of $1,000,000	$1,052,400	$1,174,500	$1,255,200	$1,729,700
	Average annual total return	5.24%	5.51%	4.65%	5.63%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Barclays Capital U.S. Aggregate Index (name changed from Lehman Brothers U.S. Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,041.30
Expenses Paid per $1,000*	$ .77
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,024.38
Expenses Paid per $1,000*	$ .76
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio	Institutional Class
DWS U.S. Bond Index Fund	.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS U.S. Bond Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS U.S. Bond Index Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds, and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund. As of December 31, 2008, NTI and its affiliates had assets under custody of $3.0 trillion, and assets under investment management of $575.5 billion.

Portfolio Manager

Louis R. D'Arienzo

Vice President of NTI and Portfolio Manager of the fund.

• Responsible for the management of various fixed income index portfolios.

• Joined NTI in 2003 and the fund in 1997.

• For the five years prior thereto, he was a trader and portfolio manager with Deutsche Bank.

In the following interview, the portfolio manager discusses the market environment and fund performance for DWS U.S. Bond Index Fund during the fund's most recent fiscal year ended December 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS U.S. Bond Index Fund perform during its most recent fiscal year?

A: DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Barclays Capital U.S. Aggregate Index, for the 12-month period ended December 31, 2008.1 The fund produced a total return of 5.49% (Institutional Class shares) for the annual period ended December 31, 2008, as compared with 5.24% for the benchmark for the same period. The fund also outperformed the -4.43% average return of the 571 funds in its Lipper category, Intermediate Investment Grade Debt Funds.2 (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.)

1 The Barclays Capital U.S. Aggregate Index (name changed from Lehman Brothers U.S. Aggregate Index, effective November 3, 2008) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Investment Grade Debt Funds category. For the 1-, 5- and 10-year periods, this category's average was -4.43% (571 funds), 1.73% (394 funds) and 4.06% (199 funds), respectively, as of December 31, 2008. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Will you characterize conditions for the bond market in 2008?

A: Turbulence in the fixed-income markets continued during the early months of 2008, with subprime mortgage issues and liquidity concerns still making headlines. Sectors that trade at a yield spread versus Treasuries remained under pressure.3 The US Federal Reserve Board (the Fed) cut short-term interest rates by 200 basis points (two percentage points) over the first quarter, and announced further steps to add liquidity to the financial markets. In response, US stock prices rose and credit spreads narrowed.4 The rally was short-lived, however, as Bear Stearns announced in March that it needed emergency financing to avoid bankruptcy, leading to its Fed-assisted acquisition by JPMorgan Chase. The second quarter began on a positive note, with credit spreads tightening and the stock market rallying. The improved tone was due to the belief that the collapse of Bear Stearns had represented a "bottom" and that the worst of the liquidity crisis might be over.

3 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.
4 Credit spread is the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.

The third quarter began with better-than-expected earnings from several major banks and a decline in the price of oil. But the credit markets were volatile throughout the summer months as economic concerns resurfaced. In September, the credit crisis reached a peak as Lehman Brothers collapsed and the government was forced to rescue major financial institutions such as AIG, Fannie Mae and Freddie Mac. In the fourth quarter, fixed-income market turbulence continued unabated as concern grew over the health of the US financial system. In response to the crisis, the Fed, in conjunction with other central banks, instituted a number of programs in an effort to restore some measure of liquidity and lending within the financial markets. These measures included lending facilities for commercial paper and asset-backed commercial paper, as well as a money market fund insurance program. In addition, the Fed, which had lowered short-term interest rates throughout 2008, cut the fed funds rate to a target between 0% and 0.25% at its final meeting of the year. By the end of the fourth quarter, the Fed's moves seemed to have calmed the markets — at least temporarily.

Treasury yields declined dramatically across the maturity spectrum during the 12-month period as we witnessed a massive and almost unprecedented "flight to quality" on the part of investors, especially during the second half of the year. The yield on the three-month bill declined by 315 basis points. The two-year note decreased by 229 basis points, while the five-year decreased by 189 basis points and the 10-year by 181 basis points. The yield on the 30-year bond declined by 177 basis points over the course of 2008.

US Treasury Bond Yield Curve[5] (ended 12/31/07 and 12/31/08)

Past performance is no guarantee of future results.

Source: Bloomberg

Q: How do you expect to manage the fund in the coming months?

A: As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the benchmark index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the financial markets as we seek to closely track the performance of the broad US bond market.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Mortgage-Backed Securities Pass-Throughs	41%	37%
Government & Agency Obligations	31%	36%
Corporate Bonds	21%	18%
Commercial and Non-Agency Mortgage-Backed Securities	4%	5%
Cash Equivalents & Other, net	2%	3%
Asset-Backed	1%	1%
	100%	100%
Bond Diversification (As a % of Corporate Bonds, Sovereign Bonds and Preferred Securities)	12/31/08	12/31/07

Financials	45%	49%
Utilities	8%	7%
Sovereign Bonds	7%	5%
Energy	6%	6%
Consumer Staples	6%	6%
Telecommunication Services	6%	7%
Consumer Discretionary	6%	6%
Industrials	6%	6%
Health Care	5%	4%
Information Technology	3%	2%
Materials	2%	2%
	100%	100%
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

US Government Obligations	73%	73%
AAA*	8%	9%
AA	5%	5%
A	8%	8%
BBB	6%	5%
	100%	100%
* Category includes cash equivalents.

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	12/31/08	12/31/07

Under 1 year	2%	—
1-4.99 years	70%	46%
5-9.99 years	17%	44%
10-19.99 years	4%	3%
20 years or greater	7%	7%
	100%	100%

Weighted average effective maturity: 5.5 years and 7.1 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2008

	Principal Amount ($)	Value ($)

Corporate Bonds 21.0%
Consumer Discretionary 1.4%
CBS Corp., 7.7%, 7/30/2010	100,000	97,748
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	90,000	93,107
Comcast Cable Holdings LLC, 7.125%, 2/15/2028	100,000	94,569
Comcast Corp.:
5.7%, 5/15/2018	75,000	70,336
5.85%, 1/15/2010	25,000	24,935
5.85%, 11/15/2015	50,000	47,295
6.95%, 8/15/2037	150,000	157,958
Cox Communications, Inc., 7.125%, 10/1/2012	100,000	95,702
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	34,985
Home Depot, Inc.:
4.625%, 8/15/2010	100,000	99,024
5.4%, 3/1/2016	100,000	89,492
Lowe's Companies, Inc., 5.0%, 10/15/2015 (a)	125,000	121,994
Macy's Retail Holdings, Inc., 7.45%, 7/15/2017	150,000	86,830
McDonald's Corp., Series I, 6.3%, 10/15/2037	75,000	82,339
McGraw-Hill Companies, Inc., 5.9%, 11/15/2017	50,000	42,099
News America Holdings, Inc., 9.25%, 2/1/2013	100,000	107,674
News America, Inc., 6.4%, 12/15/2035	50,000	46,213
R.R. Donnelley & Sons Co., 5.5%, 5/15/2015 (a)	25,000	18,690
Target Corp.:
5.875%, 3/1/2012 (a)	100,000	101,518
7.0%, 1/15/2038	75,000	69,510
Time Warner Cable, Inc., 5.85%, 5/1/2017	200,000	182,711
Time Warner, Inc.:
5.875%, 11/15/2016	50,000	44,824
6.625%, 5/15/2029	10,000	8,868
6.75%, 4/15/2011	150,000	146,456
6.95%, 1/15/2028	30,000	27,667
7.7%, 5/1/2032	25,000	25,031
VF Corp., 6.45%, 11/1/2037	20,000	15,734
Viacom, Inc.:
6.25%, 4/30/2016	25,000	20,722
6.875%, 4/30/2036	100,000	79,028
Walt Disney Co.:
Series B, 5.875%, 12/15/2017(a)	50,000	52,678
6.2%, 6/20/2014	75,000	79,604
Series B, 6.375%, 3/1/2012	25,000	26,637
Yum! Brands, Inc., 6.25%, 4/15/2016	50,000	42,414
		2,334,392
Consumer Staples 1.4%
Anheuser-Busch Companies, Inc.:
4.95%, 1/15/2014 (a)	100,000	91,771
5.5%, 1/15/2018	25,000	22,724
5.95%, 1/15/2033	50,000	41,523
Bottling Group LLC:
5.0%, 11/15/2013 (a)	50,000	48,839
5.5%, 4/1/2016	25,000	25,016
Coca-Cola Co., 5.75%, 3/15/2011	25,000	26,534
Coca-Cola Enterprises, Inc.:
6.75%, 9/15/2028	50,000	49,993
8.5%, 2/1/2022	75,000	87,561
ConAgra Foods, Inc., 7.125%, 10/1/2026	100,000	99,240
Costco Wholesale Corp., 5.5%, 3/15/2017	125,000	132,860
CVS Caremark Corp.:
5.75%, 6/1/2017	50,000	47,074
6.25%, 6/1/2027	50,000	46,490
Diageo Capital PLC:
5.125%, 1/30/2012 (a)	25,000	24,554
5.75%, 10/23/2017	50,000	48,380
Fortune Brands, Inc., 4.875%, 12/1/2013	50,000	44,038
General Mills, Inc.:
5.65%, 9/10/2012	25,000	25,518
5.7%, 2/15/2017	50,000	50,254
6.0%, 2/15/2012	48,000	49,794
Kellogg Co.:
Series B, 6.6%, 4/1/2011	50,000	52,330
Series B, 7.45%, 4/1/2031	50,000	61,090
Kimberly-Clark Corp.:
5.625%, 2/15/2012	50,000	51,844
6.625%, 8/1/2037	50,000	56,100
Kraft Foods, Inc.:
5.625%, 11/1/2011	50,000	51,089
6.125%, 2/1/2018	100,000	97,990
6.25%, 6/1/2012	40,000	41,370
6.5%, 8/11/2017	100,000	100,514
Kroger Co.:
5.5%, 2/1/2013	75,000	74,325
8.0%, 9/15/2029	50,000	56,483
Pepsi Bottling Group, Inc., Series B, 7.0%, 3/1/2029	25,000	27,804
PepsiCo, Inc., 4.65%, 2/15/2013	100,000	102,818
Reynolds American, Inc., 7.625%, 6/1/2016	75,000	62,461
Safeway, Inc., 6.5%, 3/1/2011	80,000	80,236
Sara Lee Corp., 3.875%, 6/15/2013	100,000	86,387
Unilever Capital Corp., 7.125%, 11/1/2010	50,000	53,472
Wal-Mart Stores, Inc.:
4.25%, 4/15/2013	50,000	51,464
5.25%, 9/1/2035	300,000	298,699
5.875%, 4/5/2027	50,000	52,714
		2,421,353
Energy 1.4%
Alabama Power Co., 5.7%, 2/15/2033 (a)	50,000	47,871
Alberta Energy Co., Ltd.:
7.375%, 11/1/2031	50,000	45,352
7.65%, 9/15/2010	10,000	10,142
Anadarko Finance Co., Series B, 6.75%, 5/1/2011	25,000	25,009
Anadarko Petroleum Corp., 5.95%, 9/15/2016	100,000	88,331
Apache Corp., 6.0%, 1/15/2037	100,000	96,967
Buckeye Partners LP, 6.05%, 1/15/2018	50,000	41,913
Burlington Resources, Inc., 7.375%, 3/1/2029 (a)	50,000	55,471
Canadian Natural Resources Ltd.:
5.45%, 10/1/2012	25,000	23,456
5.7%, 5/15/2017	100,000	87,213
6.25%, 3/15/2038	25,000	19,650
Conoco Funding Co., 6.35%, 10/15/2011	100,000	105,203
Conoco, Inc., 6.95%, 4/15/2029	150,000	161,415
DCP Midstream LLC, 8.125%, 8/16/2030	25,000	22,521
Devon Financing Corp., 6.875%, 9/30/2011	100,000	100,916
El Paso Natural Gas Co., 5.95%, 4/15/2017	100,000	79,462
EnCana Corp.:
4.75%, 10/15/2013 (a)	50,000	46,033
5.9%, 12/1/2017	50,000	41,715
Energy Transfer Partners LP:
6.125%, 2/15/2017	25,000	20,646
6.625%, 10/15/2036	25,000	17,499
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	50,000	42,422
6.3%, 9/15/2017	50,000	42,318
Series B, 6.875%, 3/1/2033	25,000	19,164
Exelon Generation Co., LLC, 6.95%, 6/15/2011	25,000	24,267
Hess Corp., 7.125%, 3/15/2033	25,000	22,235
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	58,358
Marathon Global Funding Corp., 6.0%, 7/1/2012	150,000	151,641
Nexen, Inc., 7.875%, 3/15/2032	50,000	47,686
ONEOK, Inc., 5.2%, 6/15/2015	50,000	41,396
Pemex Project Funding Master Trust, Series 2, 9.125%, 10/13/2010	80,000	84,200
Petro-Canada:
5.95%, 5/15/2035	100,000	68,782
6.8%, 5/15/2038	50,000	37,732
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	24,590
Suncor Energy, Inc., 5.95%, 12/1/2034	50,000	36,990
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	50,000	42,527
6.2%, 10/15/2037	50,000	43,432
6.35%, 5/15/2067	25,000	11,175
Transcontinental Gas Pipe Line Corp.:
Series B, 7.0%, 8/15/2011	50,000	49,070
Series B, 8.875%, 7/15/2012	25,000	24,397
Transocean, Inc.:
6.0%, 3/15/2018	50,000	45,540
6.8%, 3/15/2038	25,000	22,299
Union Pacific Resources Group, Inc., 7.5%, 10/15/2026	60,000	53,534
Valero Energy Corp.:
6.625%, 6/15/2037	35,000	25,743
6.875%, 4/15/2012	50,000	50,281
7.5%, 4/15/2032	25,000	19,988
Weatherford International Ltd., 5.5%, 2/15/2016	50,000	42,980
Williams Companies, Inc., 8.75%, 3/15/2032	50,000	37,250
XTO Energy, Inc.:
5.3%, 6/30/2015	50,000	45,547
6.25%, 4/15/2013	25,000	24,386
6.25%, 8/1/2017	100,000	96,028
		2,472,743
Financials 10.2%
ACE INA Holdings, Inc., 6.7%, 5/15/2036	50,000	43,811
Allstate Corp., 5.35%, 6/1/2033	50,000	38,597
American Express Co.:
5.25%, 9/12/2011	250,000	246,265
6.15%, 8/28/2017	25,000	24,101
American General Finance Corp.:
Series H, 5.375%, 10/1/2012	75,000	31,232
Series J, 6.9%, 12/15/2017	75,000	32,458
American International Group, Inc.:
4.25%, 5/15/2013	100,000	73,699
5.05%, 10/1/2015	100,000	67,057
Series G, 5.85%, 1/16/2018	50,000	33,514
144A, 8.175%, 5/15/2058	50,000	19,451
Apache Finance Canada, 7.75%, 12/15/2029	25,000	27,690
Assurant, Inc., 5.625%, 2/15/2014	25,000	18,999
AvalonBay Communities, Inc., 6.125%, 11/1/2012 (a)	30,000	23,474
Axa, 8.6%, 12/15/2030	50,000	32,739
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	99,588
Bank of America Corp.:
5.125%, 11/15/2014	100,000	96,686
5.75%, 8/15/2016	100,000	93,462
5.75%, 12/1/2017	125,000	124,805
6.0%, 10/15/2036	100,000	106,178
6.25%, 4/15/2012	150,000	154,050
Bank of New York Mellon Corp.:
Series G, 4.95%, 11/1/2012	25,000	25,382
5.5%, 12/1/2017	50,000	47,643
Bank of Tokyo-Mitsubishi UFJ Ltd., 7.4%, 6/15/2011 (a)	10,000	9,681
Bank One Corp.:
7.625%, 10/15/2026	50,000	54,866
7.875%, 8/1/2010	50,000	52,407
Barclays Bank PLC, 5.45%, 9/12/2012	100,000	101,271
BB&T Capital Trust II, 6.75%, 6/7/2036	25,000	19,965
BB&T Corp., 5.2%, 12/23/2015	150,000	142,563
Bear Stearns Companies LLC:
4.5%, 10/28/2010	175,000	173,511
7.25%, 2/1/2018	150,000	164,378
Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013 (a)	150,000	148,843
BHP Billiton Finance Ltd., 5.4%, 3/29/2017	150,000	133,244
Boeing Capital Corp., 6.1%, 3/1/2011	110,000	111,379
Boston Properties LP, 6.25%, 1/15/2013	50,000	37,118
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	89,503
Bunge Ltd. Finance Corp., 5.35%, 4/15/2014	50,000	35,871
Capital One Bank USA NA, 5.75%, 9/15/2010	100,000	97,057
Caterpillar Financial Services Corp., Series F, 4.75%, 2/17/2015	50,000	46,100
Charter One Bank NA, 6.375%, 5/15/2012	10,000	9,851
China Development Bank, 5.0%, 10/15/2015 (a)	50,000	50,025
Chubb Corp.:
6.0%, 11/15/2011	10,000	10,019
6.0%, 5/11/2037	75,000	71,656
Series 1, 6.5%, 5/15/2038	25,000	23,866
CIT Group, Inc.:
5.65%, 2/13/2017	100,000	69,535
6.0%, 4/1/2036	150,000	94,798
Citigroup, Inc.:
5.125%, 5/5/2014	100,000	93,968
5.25%, 2/27/2012	50,000	48,452
5.3%, 1/7/2016	100,000	92,228
5.5%, 4/11/2013	100,000	97,368
5.5%, 2/15/2017	100,000	90,980
5.875%, 2/22/2033	100,000	87,183
6.0%, 8/15/2017	50,000	49,771
6.0%, 10/31/2033	100,000	87,974
6.5%, 1/18/2011	150,000	150,658
6.625%, 6/15/2032	75,000	71,538
7.25%, 10/1/2010	50,000	49,621
Corp. Andina de Fomento:
5.2%, 5/21/2013	75,000	66,791
6.875%, 3/15/2012	10,000	9,674
Countrywide Home Loans, Inc., Series L, 4.0%, 3/22/2011	100,000	95,199
Credit Suisse (USA), Inc.:
4.875%, 1/15/2015	50,000	45,157
5.125%, 8/15/2015	25,000	22,706
5.375%, 3/2/2016	50,000	46,045
6.125%, 11/15/2011	100,000	101,004
6.5%, 1/15/2012	150,000	153,422
7.125%, 7/15/2032 (a)	50,000	53,203
Daimler Finance NA LLC:
6.5%, 11/15/2013	75,000	58,501
8.0%, 6/15/2010	150,000	141,132
Deutsche Telekom International Finance BV:
5.75%, 3/23/2016 (a)	100,000	95,724
5.875%, 8/20/2013	100,000	98,912
8.5%, 6/15/2010	50,000	51,504
Diageo Finance BV, 5.5%, 4/1/2013	50,000	49,712
Dow Capital BV, 9.2%, 6/1/2010	50,000	52,420
ERP Operating LP:
6.625%, 3/15/2012	125,000	102,709
6.95%, 3/2/2011	25,000	21,520
European Investment Bank:
4.0%, 3/3/2010	250,000	256,960
4.625%, 5/15/2014 (a)	450,000	486,233
4.875%, 2/15/2036 (a)	200,000	220,442
5.125%, 5/30/2017	50,000	57,157
Fifth Third Bancorp:
4.5%, 6/1/2018	50,000	37,064
5.45%, 1/15/2017	25,000	20,495
FleetBoston Financial Corp., 6.875%, 1/15/2028	45,000	44,173
General Electric Capital Corp.:
Series A, 4.875%, 3/4/2015	125,000	121,755
Series A, 5.0%, 1/8/2016 (a)	150,000	145,262
5.45%, 1/15/2013 (a)	450,000	453,222
Series A, 5.875%, 2/15/2012	200,000	205,622
Series A, 6.15%, 8/7/2037	125,000	125,327
Series A, 6.75%, 3/15/2032	100,000	106,323
6.875%, 11/15/2010	50,000	52,532
Genworth Financial, Inc.:
5.75%, 6/15/2014	25,000	9,602
6.15%, 11/15/2066	75,000	7,108
H.J. Heinz Finance Co.:
6.0%, 3/15/2012	25,000	25,191
6.625%, 7/15/2011	25,000	25,639
6.75%, 3/15/2032	50,000	45,142
Hartford Financial Services Group, Inc.:
4.625%, 7/15/2013 (a)	50,000	37,956
5.95%, 10/15/2036	25,000	15,928
HCP, Inc., (REIT), 6.0%, 1/30/2017	50,000	24,097
HSBC Bank USA, 4.625%, 4/1/2014	50,000	46,325
HSBC Finance Corp.:
4.75%, 7/15/2013	50,000	45,614
5.0%, 6/30/2015	50,000	44,382
5.5%, 1/19/2016	100,000	94,970
6.375%, 10/15/2011	50,000	49,193
6.375%, 11/27/2012	50,000	48,919
7.0%, 5/15/2012	100,000	100,152
HSBC Holdings PLC, 6.5%, 5/2/2036	100,000	101,531
ING Groep NV, 5.775%, 12/29/2049	75,000	32,122
Inter-American Development Bank, 7.375%, 1/15/2010	250,000	264,358
International Finance Corp.:
4.75%, 4/25/2012 (a)	50,000	52,666
5.125%, 5/2/2011	50,000	52,779
International Lease Finance Corp.:
Series R, 5.55%, 9/5/2012	100,000	68,983
Series R, 5.65%, 6/1/2014	50,000	32,663
5.875%, 5/1/2013	100,000	66,760
John Deere Capital Corp., 7.0%, 3/15/2012 (a)	100,000	103,713
JPMorgan Chase & Co.:
6.0%, 1/15/2018	100,000	105,552
6.125%, 6/27/2017 (a)	50,000	49,206
6.75%, 2/1/2011	100,000	102,517
JPMorgan Chase Bank NA, 5.875%, 6/13/2016	250,000	249,411
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	225,000	174,127
KeyBank NA, 5.45%, 3/3/2016	25,000	19,691
Korea Development Bank, 4.625%, 9/16/2010	100,000	97,037
Kreditanstalt fuer Wiederaufbau:
Zero Coupon, 6/29/2037	500,000	189,805
3.25%, 3/15/2013 (a)	200,000	205,310
4.125%, 10/15/2014 (a)	150,000	156,632
4.25%, 6/15/2010 (a)	110,000	114,371
7.0%, 3/1/2013	275,000	314,495
Landwirtschaftliche Rentenbank:
3.875%, 3/15/2010	250,000	255,672
5.125%, 2/1/2017	100,000	113,593
M&T Bank Corp., 5.375%, 5/24/2012	25,000	22,976
Marsh & McLennan Companies, Inc., 5.375%, 7/15/2014	50,000	44,359
Mellon Funding Corp., 5.0%, 12/1/2014	50,000	45,637
Merrill Lynch & Co., Inc.:
Series C, 4.79%, 8/4/2010	50,000	48,612
5.0%, 2/3/2014	25,000	24,238
Series C, 5.0%, 1/15/2015	25,000	24,113
Series C, 5.45%, 2/5/2013	100,000	96,125
Series C, 6.05%, 8/15/2012	200,000	197,316
6.22%, 9/15/2026	50,000	46,167
Series C, 6.4%, 8/28/2017	50,000	50,093
6.5%, 7/15/2018	50,000	50,482
MetLife, Inc.:
5.0%, 6/15/2015	100,000	93,669
6.125%, 12/1/2011	25,000	24,659
6.4%, 12/15/2036	25,000	15,000
Morgan Stanley:
4.75%, 4/1/2014	500,000	380,944
5.3%, 3/1/2013	100,000	90,689
5.45%, 1/9/2017	100,000	82,428
6.6%, 4/1/2012	100,000	96,679
National Australia Bank Ltd., Series A, 8.6%, 5/19/2010	50,000	51,011
National City Corp., 4.9%, 1/15/2015 (a)	100,000	83,327
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	22,607
NiSource Finance Corp.:
5.25%, 9/15/2017	75,000	45,463
5.45%, 9/15/2020	75,000	40,169
Nordic Investment Bank, 5.0%, 2/1/2017	150,000	175,455
Oesterreichische Kontrollbank AG:
4.5%, 3/9/2015	150,000	165,257
4.75%, 10/16/2012	100,000	108,447
OneBeacon US Holdings, Inc., 5.875%, 5/15/2013	50,000	36,389
Ontario Electricity Financial Corp., 7.45%, 3/31/2013	50,000	59,555
Principal Life Income Funding Trust, 5.1%, 4/15/2014	25,000	23,340
ProLogis (REIT):
5.5%, 3/1/2013 (a)	20,000	11,599
5.75%, 4/1/2016 (a)	25,000	12,468
Protective Life Secured Trust, Series 2004-A, 4.0%, 4/1/2011 (a)	25,000	22,539
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	100,000	83,642
Series B, 5.75%, 7/15/2033 (a)	25,000	16,094
Series D, 6.625%, 12/1/2037	50,000	34,090
Regions Financial Corp., 6.375%, 5/15/2012	50,000	43,954
Royal Bank of Canada, 5.65%, 7/20/2011	50,000	52,680
Royal Bank of Scotland Group PLC:
5.05%, 1/8/2015	100,000	84,881
7.648%, 8/31/2049	50,000	24,172
Santander Central Hispano Issuances Ltd., 7.625%, 9/14/2010	50,000	48,837
Simon Property Group LP (REIT):
5.1%, 6/15/2015	50,000	30,651
5.25%, 12/1/2016	100,000	63,898
6.35%, 8/28/2012	100,000	77,847
SLM Corp., Series A, 5.0%, 10/1/2013	25,000	17,888
Svensk Exportkredit AB:
Series C, 4.0%, 6/15/2010	100,000	101,705
Series D, 4.875%, 9/29/2011	100,000	104,118
Swiss Re Insurance Solutions Holding Corp., 6.45%, 3/1/2019	50,000	47,619
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	50,000	45,873
5.15%, 1/15/2014	100,000	90,063
5.625%, 1/15/2017	25,000	21,477
6.125%, 2/15/2033	50,000	45,583
6.15%, 4/1/2018	50,000	48,048
6.25%, 9/1/2017	100,000	96,964
6.6%, 1/15/2012	100,000	98,666
6.75%, 10/1/2037	400,000	324,747
6.875%, 1/15/2011	50,000	50,365
The International Bank for Reconstruction & Development:
4.75%, 2/15/2035	25,000	29,134
5.0%, 4/1/2016	50,000	55,967
8.625%, 10/15/2016	100,000	139,594
The Travelers Companies, Inc.:
6.25%, 6/15/2037	50,000	48,074
6.75%, 6/20/2036	50,000	52,052
UBS AG Stamford Branch:
Series 10, 5.875%, 7/15/2016	50,000	46,357
5.875%, 12/20/2017	125,000	114,831
UFJ Finance Aruba AEC, 6.75%, 7/15/2013	150,000	146,610
US Bank NA, 6.375%, 8/1/2011	100,000	104,028
Verizon Global Funding Corp.:
7.75%, 12/1/2030	100,000	110,890
7.75%, 6/15/2032	100,000	110,585
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	71,805
5.0%, 8/15/2015	200,000	174,249
Wachovia Corp.:
4.875%, 2/15/2014	50,000	45,934
5.25%, 8/1/2014	50,000	46,576
5.625%, 10/15/2016	100,000	91,350
5.75%, 6/15/2017	50,000	49,767
Wells Fargo & Co.:
4.625%, 4/15/2014 (a)	100,000	93,587
4.95%, 10/16/2013	50,000	48,814
5.0%, 11/15/2014	50,000	50,054
5.125%, 9/15/2016	50,000	50,256
5.375%, 2/7/2035	150,000	148,806
Wells Fargo Bank NA:
6.45%, 2/1/2011	75,000	77,741
7.55%, 6/21/2010	200,000	208,108
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	25,000	24,988
Western Union Co.:
5.93%, 10/1/2016	50,000	42,731
6.2%, 11/17/2036	25,000	19,372
		17,417,177
Health Care 1.1%
Abbott Laboratories:
5.15%, 11/30/2012	150,000	160,088
6.15%, 11/30/2037	50,000	58,995
Aetna, Inc., 6.625%, 6/15/2036	50,000	41,621
Amgen, Inc., 4.85%, 11/18/2014	25,000	24,645
AstraZeneca PLC, 5.9%, 9/15/2017	150,000	159,410
Baxter International, Inc., 4.625%, 3/15/2015	25,000	25,120
Bristol-Myers Squibb Co.:
5.25%, 8/15/2013	50,000	52,669
5.875%, 11/15/2036	50,000	53,172
Cardinal Health, Inc., 6.0%, 6/15/2017	75,000	68,402
Covidien International Finance SA:
6.0%, 10/15/2017	75,000	73,988
6.55%, 10/15/2037	25,000	25,365
Genentech, Inc., 4.75%, 7/15/2015	50,000	50,303
GlaxoSmithKline Capital, Inc.:
4.85%, 5/15/2013	100,000	100,306
6.375%, 5/15/2038	100,000	112,984
Johnson & Johnson:
5.55%, 8/15/2017 (a)	50,000	57,081
6.95%, 9/1/2029	50,000	64,762
McKesson Corp., 5.7%, 3/1/2017	50,000	45,229
Medco Health Solutions, Inc., 7.125%, 3/15/2018	25,000	23,102
Medtronic, Inc., Series B, 4.75%, 9/15/2015	25,000	23,826
Pharmacia Corp., 6.6%, 12/1/2028	75,000	83,926
Quest Diagnostics, Inc., 6.95%, 7/1/2037	25,000	21,382
Schering-Plough Corp.:
5.55%, 12/1/2013	50,000	50,366
6.75%, 12/1/2033	25,000	26,122
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	23,295
5.0%, 8/15/2014	150,000	137,980
WellPoint, Inc., 6.375%, 1/15/2012	100,000	96,379
Wyeth:
5.5%, 2/15/2016	50,000	50,914
5.95%, 4/1/2037	150,000	166,543
		1,877,975
Industrials 1.3%
3M Co., 5.7%, 3/15/2037	25,000	27,307
Archer-Daniels-Midland Co., 5.935%, 10/1/2032 (a)	75,000	71,289
Boeing Co., 5.125%, 2/15/2013 (a)	50,000	49,951
Burlington Northern Santa Fe Corp., 5.9%, 7/1/2012	100,000	98,796
Canadian National Railway Co.:
4.4%, 3/15/2013	100,000	97,026
6.375%, 11/15/2037	50,000	54,845
Caterpillar, Inc., 7.3%, 5/1/2031	120,000	125,690
CRH America, Inc., 5.3%, 10/15/2013	100,000	70,374
CSX Corp:
6.0%, 10/1/2036	100,000	79,204
6.15%, 5/1/2037	50,000	40,011
Federal Express Corp., 9.65%, 6/15/2012	50,000	52,500
General Dynamics Corp., 5.375%, 8/15/2015 (a)	100,000	104,163
General Electric Co., 5.0%, 2/1/2013 (a)	100,000	101,129
Honeywell International, Inc.:
5.3%, 3/15/2017	50,000	50,927
5.7%, 3/15/2036	50,000	50,830
5.7%, 3/15/2037	25,000	25,421
7.5%, 3/1/2010	25,000	26,076
Lockheed Martin Corp., Series B, 6.15%, 9/1/2036	75,000	81,317
M.D.C. Holdings, Inc., 5.375%, 7/1/2015	25,000	19,047
Norfolk Southern Corp.:
5.64%, 5/17/2029	96,000	88,020
7.8%, 5/15/2027	4,000	4,362
Norfolk Southern Railway Co., 9.75%, 6/15/2020	40,000	47,066
Northrop Grumman Systems Corp.:
7.125%, 2/15/2011	100,000	103,976
7.75%, 2/15/2031	50,000	61,061
Raytheon Co., 7.2%, 8/15/2027	75,000	86,488
Union Pacific Corp.:
5.75%, 11/15/2017	25,000	23,705
6.65%, 1/15/2011	50,000	49,826
7.0%, 2/1/2016	50,000	51,949
United Parcel Service of America, Inc., 8.375%, 4/1/2020	50,000	66,307
United Technologies Corp.:
4.875%, 5/1/2015	50,000	48,739
6.1%, 5/15/2012	50,000	53,186
6.35%, 3/1/2011	25,000	26,434
7.125%, 11/15/2010	50,000	53,246
Waste Management, Inc.:
7.0%, 7/15/2028	50,000	41,473
7.1%, 8/1/2026	100,000	83,093
Xerox Corp.:
5.5%, 5/15/2012	50,000	41,903
6.75%, 2/1/2017	100,000	72,563
		2,229,300
Information Technology 0.6%
Cisco Systems, Inc., 5.5%, 2/22/2016	150,000	158,877
Fiserv, Inc., 6.125%, 11/20/2012	75,000	70,465
Hewlett-Packard Co.:
4.5%, 3/1/2013	50,000	50,754
6.5%, 7/1/2012	50,000	53,811
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	103,279
5.7%, 9/14/2017	50,000	53,456
6.5%, 1/15/2028	125,000	140,741
Motorola, Inc., 7.625%, 11/15/2010	8,000	7,090
Oracle Corp.:
4.95%, 4/15/2013	75,000	77,324
5.25%, 1/15/2016	100,000	101,811
6.5%, 4/15/2038	50,000	55,048
Pitney Bowes, Inc., 3.875%, 6/15/2013	100,000	94,612
		967,268
Materials 0.4%
Alcan, Inc.:
4.5%, 5/15/2013	100,000	73,307
4.875%, 9/15/2012	10,000	7,690
5.2%, 1/15/2014	25,000	18,569
6.125%, 12/15/2033	50,000	30,551
Alcoa, Inc.:
5.9%, 2/1/2027	25,000	16,445
5.95%, 2/1/2037 (a)	75,000	49,296
6.0%, 1/15/2012	25,000	22,715
7.375%, 8/1/2010	100,000	99,796
Dow Chemical Co., 6.0%, 10/1/2012	100,000	96,604
Monsanto Co., 5.5%, 8/15/2025	25,000	25,325
Praxair, Inc., 3.95%, 6/1/2013 (a)	50,000	48,506
United States Steel Corp., 6.65%, 6/1/2037	25,000	12,759
Vale Overseas Ltd.:
6.25%, 1/23/2017 (a)	50,000	47,140
6.875%, 11/21/2036	100,000	90,770
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	134,273
		773,746
Telecommunication Services 1.4%
America Movil SAB de CV, 6.125%, 11/15/2037	100,000	80,452
Ameritech Capital Funding Corp., 6.55%, 1/15/2028	100,000	95,495
AT&T Mobility LLC, 6.5%, 12/15/2011	75,000	75,300
AT&T, Inc.:
5.1%, 9/15/2014	25,000	24,575
5.6%, 5/15/2018	200,000	203,629
5.875%, 8/15/2012	150,000	153,051
6.8%, 5/15/2036	50,000	56,535
8.0%, 11/15/2031	20,000	25,123
BellSouth Corp.:
5.2%, 9/15/2014	100,000	97,353
6.0%, 11/15/2034 (a)	100,000	98,226
British Telecommunications PLC:
5.95%, 1/15/2018	50,000	43,498
8.625%, 12/15/2010	50,000	51,435
9.125%, 12/15/2030	70,000	74,406
Embarq Corp.:
7.082%, 6/1/2016	75,000	57,750
7.995%, 6/1/2036	25,000	16,875
France Telecom SA:
7.75%, 3/1/2011	75,000	78,923
8.5%, 3/1/2031	75,000	94,162
Koninklijke (Royal) KPN NV:
8.0%, 10/1/2010	25,000	25,230
8.375%, 10/1/2030	50,000	56,474
Motorola, Inc., 7.5%, 5/15/2025	50,000	27,394
New Cingular Wireless Services, Inc., 7.875%, 3/1/2011	100,000	103,524
Telecom Italia Capital:
5.25%, 10/1/2015	175,000	133,219
6.375%, 11/15/2033	75,000	52,500
Telefonica Emisiones SAU, 6.421%, 6/20/2016	125,000	124,783
Telefonica Europe BV, 7.75%, 9/15/2010	125,000	126,920
Verizon Communications, Inc., 5.55%, 2/15/2016	100,000	97,702
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	24,874
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	100,000	89,489
Vodafone Group PLC:
5.0%, 9/15/2015	50,000	45,850
6.15%, 2/27/2037	125,000	123,554
7.75%, 2/15/2010	50,000	51,101
		2,409,402
Utilities 1.8%
American Electric Power Co., Inc., 5.25%, 6/1/2015	100,000	92,298
Arizona Public Service Co., 6.5%, 3/1/2012	25,000	23,445
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	21,787
CenterPoint Energy Houston Electric LLC, Series J2, 5.7%, 3/15/2013 (a)	100,000	95,172
Cleveland Electric Illuminating Co.:
5.7%, 4/1/2017	100,000	81,075
Series D, 7.88%, 11/1/2017	75,000	77,045
Consolidated Edison Co. of New York:
4.875%, 2/1/2013	50,000	49,235
6.2%, 6/15/2036 (a)	125,000	123,580
Constellation Energy Group, 4.55%, 6/15/2015	30,000	22,783
Detroit Edison Co., 5.7%, 10/1/2037	50,000	44,601
Dominion Resources, Inc., Series C, 5.15%, 7/15/2015	50,000	46,456
DTE Energy Co., 7.05%, 6/1/2011	50,000	49,458
Duke Energy Carolinas LLC, 5.3%, 10/1/2015 (a)	75,000	78,227
Duke Energy Indiana, Inc., 5.0%, 9/15/2013	100,000	94,792
Emerson Electric Co., 4.75%, 10/15/2015 (a)	75,000	75,801
Exelon Corp.:
5.625%, 6/15/2035	25,000	15,782
6.75%, 5/1/2011	50,000	48,798
Florida Power & Light Co.:
4.95%, 6/1/2035	50,000	48,654
5.65%, 2/1/2037	50,000	53,401
Hydro-Quebec:
Series JL, 6.3%, 5/11/2011	50,000	53,094
Series HY, 8.4%, 1/15/2022	100,000	148,400
KeySpan Corp., 8.0%, 11/15/2030	50,000	49,549
KeySpan Gas East Corp., 7.875%, 2/1/2010	25,000	25,708
MidAmerican Energy Co., 5.3%, 3/15/2018	100,000	98,564
MidAmerican Energy Holdings Co.:
5.875%, 10/1/2012	25,000	24,938
6.125%, 4/1/2036	50,000	46,492
6.5%, 9/15/2037	100,000	97,615
National Rural Utilities Cooperative Finance Corp., 8.0%, 3/1/2032	100,000	98,565
Nevada Power Co., Series N, 6.65%, 4/1/2036	25,000	22,315
NSTAR Electric Co., 4.875%, 4/15/2014	25,000	25,027
ONEOK Partners LP, 6.15%, 10/1/2016 (a)	75,000	65,722
Pacific Gas & Electric Co., 6.05%, 3/1/2034	150,000	159,309
PPL Energy Supply LLC, 5.4%, 8/15/2014	100,000	85,388
Progress Energy, Inc.:
6.85%, 4/15/2012	35,000	35,099
7.1%, 3/1/2011	42,000	41,627
PSE&G Power LLC, 5.5%, 12/1/2015	50,000	44,684
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	71,150
Puget Sound Energy, Inc., 5.483%, 6/1/2035	25,000	19,990
SCANA Corp.:
6.25%, 2/1/2012	60,000	57,505
6.875%, 5/15/2011	25,000	24,640
Scottish Power PLC, 5.375%, 3/15/2015	150,000	134,766
Sempra Energy:
6.0%, 2/1/2013	25,000	24,001
7.95%, 3/1/2010	25,000	25,265
Southern California Edison Co.:
6.0%, 1/15/2034	50,000	55,660
6.65%, 4/1/2029	100,000	106,488
Southern California Gas Co., 5.75%, 11/15/2035 (a)	50,000	52,193
Southern Power Co., Series B, 6.25%, 7/15/2012 (a)	25,000	25,555
Southern Union Co., 8.25%, 11/15/2029	50,000	38,217
United Utilities PLC, 5.375%, 2/1/2019	30,000	23,567
Wisconsin Energy Corp., 6.5%, 4/1/2011	50,000	51,727
Xcel Energy, Inc., 6.5%, 7/1/2036 (a)	75,000	68,859
		3,044,069
Total Corporate Bonds (Cost $38,351,806)		35,947,425

Asset-Backed 0.8%
Automobile Receivables 0.2%
Chase Manhattan Auto Owner Trust, "A4", Series 2006-B, 5.11%, 4/15/2014	100,000	96,570
Daimler Chrysler Auto Trust, "A4", Series 2006-C, 4.98%, 11/8/2011	100,000	95,591
USAA Auto Owner Trust, "A4", Series 2007-1, 5.55%, 2/15/2013	250,000	238,340
		430,501
Credit Card Receivables 0.4%
Capital One Multi-Asset Execution Trust, "A7", Series 2005-A7, 4.7%, 6/15/2015	100,000	90,170
Chase Issuance Trust:
"A4", Series 2005-A4, 4.23%, 1/15/2013	50,000	48,358
"A", Series 2007-A15, 4.96%, 9/17/2012	100,000	96,338
Citibank Credit Card Issuance Trust:
"A7", Series 2005-A7, 4.75%, 10/22/2012	100,000	95,965
"A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	86,810
"A8", Series 2004-A8, 4.9%, 12/12/2016	100,000	84,568
"A8", Series 2007-A8, 5.65%, 9/20/2019	200,000	163,299
		665,508
Home Equity Loans 0.1%
Chase Funding Mortgage Loan Asset-Backed Certificates, "1A4", Series 2004-2, 5.323%, 2/25/2035	73,971	58,385
Countrywide Asset-Backed Certificates, "AF3", Series 2005-1, 4.575%, 7/25/2035	12,479	12,072
GMAC Mortgage Corp. Loan Trust, "A5", Series 2004-HE5, 4.865%*, 9/25/2034	100,000	54,134
		124,591
Miscellaneous 0.1%
CenterPoint Energy Transition Bond Co., LLC, "A4", Series 2005-A, 5.17%, 8/1/2019	100,000	100,880
Oncor Electric Delivery Transition Bond Co., "A3", Series 2003-1, 4.95%, 2/15/2015	100,000	99,111
		199,991
Total Asset-Backed (Cost $1,602,795)		1,420,591

Government & Agency Obligations 30.8%
Sovereign Bonds 1.5%
Federal Republic of Brazil:
8.875%, 10/14/2019	100,000	122,000
8.875%, 4/15/2024	100,000	124,000
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	244,106
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	54,174
Province of Ontario:
4.375%, 2/15/2013	100,000	103,523
4.5%, 2/3/2015 (a)	150,000	161,114
4.95%, 11/28/2016	25,000	27,122
Province of Quebec:
4.625%, 5/14/2018 (a)	50,000	51,277
5.125%, 11/14/2016	50,000	53,065
Series NN, 7.125%, 2/9/2024	100,000	129,984
Series PD, 7.5%, 9/15/2029	100,000	142,040
Republic of Italy:
4.5%, 1/21/2015	250,000	256,686
5.375%, 6/12/2017	50,000	54,692
5.375%, 6/15/2033	100,000	112,298
6.875%, 9/27/2023	200,000	249,488
Republic of Korea, 5.125%, 12/7/2016 (a)	100,000	93,051
United Mexican States:
6.375%, 1/16/2013	350,000	367,500
Series A, 6.75%, 9/27/2034	41,000	43,255
Series A, 9.875%, 2/1/2010	190,000	204,725
		2,594,100
US Government Sponsored Agencies 9.4%
Federal Home Loan Bank:
3.875%, 6/14/2013 (a)	1,000,000	1,059,093
4.5%, 11/15/2012 (a)	1,000,000	1,079,474
4.875%, 5/14/2010 (a)	5,000,000	5,273,070
5.375%, 8/19/2011	1,000,000	1,098,842
Federal Home Loan Mortgage Corp.:
4.125%, 7/12/2010	1,000,000	1,039,532
4.5%, 1/15/2013	500,000	536,599
6.75%, 9/15/2029	3,000	4,317
7.0%, 3/15/2010	450,000	481,672
Federal National Mortgage Association:
4.875%, 5/18/2012	1,300,000	1,415,661
5.0%, 5/11/2017 (a)	1,000,000	1,140,219
6.25%, 5/15/2029 (a)	1,350,000	1,843,276
7.125%, 1/15/2030 (a)	50,000	74,971
7.25%, 5/15/2030	650,000	992,061
		16,038,787
US Treasury Obligations 19.9%
US Treasury Bonds:
4.375%, 2/15/2038 (a)	565,000	756,747
4.5%, 2/15/2036 (a)	50,000	66,430
4.5%, 5/15/2038 (a)	275,000	375,332
6.25%, 8/15/2023 (a)	700,000	954,734
7.25%, 8/15/2022 (a)	415,000	603,371
7.625%, 11/15/2022 (a)	90,000	135,450
7.875%, 2/15/2021 (a)	300,000	445,875
8.0%, 11/15/2021 (a)	565,000	856,681
8.75%, 5/15/2020 (a)	300,000	466,781
8.75%, 8/15/2020 (a)	450,000	702,492
US Treasury Notes:
1.75%, 11/15/2011 (a)	1,000,000	1,022,810
2.75%, 7/31/2010	1,500,000	1,553,907
2.75%, 2/28/2013 (a)	500,000	534,219
3.125%, 9/30/2013 (a)	2,500,000	2,697,460
3.5%, 2/15/2018 (a)	500,000	553,438
3.625%, 12/31/2012 (a)	500,000	550,938
3.75%, 11/15/2018 (a)	1,175,000	1,330,135
3.875%, 9/15/2010	1,500,000	1,588,476
4.0%, 8/15/2018 (a)	600,000	692,860
4.125%, 5/15/2015 (a)	1,540,000	1,766,188
4.25%, 1/15/2011 (a)	2,700,000	2,904,187
4.25%, 9/30/2012 (a)	400,000	446,625
4.25%, 11/15/2013 (a)	2,950,000	3,366,687
4.5%, 11/15/2010 (a)	1,000,000	1,073,672
4.5%, 4/30/2012 (a)	250,000	276,875
4.5%, 11/15/2015 (a)	1,480,000	1,755,188
4.5%, 2/15/2016 (a)	660,000	776,944
4.5%, 5/15/2017 (a)	1,140,000	1,337,719
4.625%, 2/29/2012 (a)	500,000	555,235
4.625%, 2/15/2017 (a)	1,250,000	1,478,320
4.875%, 6/30/2012 (a)	1,500,000	1,685,976
4.875%, 8/15/2016 (a)	675,000	806,572
		34,118,324
Total Government & Agency Obligations (Cost $47,480,102)		52,751,211

Mortgage-Backed Securities Pass-Throughs 40.5%
Federal Home Loan Mortgage Corp.:
4.0%, 1/1/2020	679,602	688,628
4.288%*, 3/1/2035	100,873	101,177
4.415%*, 12/1/2033	77,552	77,632
4.5%, with various maturities from 1/1/2020 until 9/1/2035	2,274,230	2,325,046
4.522%*, 3/1/2035	31,405	31,569
4.637%*, 7/1/2035	194,538	196,476
4.685%*, 4/1/2035	109,639	110,212
4.83%*, 9/1/2035	260,597	262,961
4.863%*, 11/1/2035	105,197	106,304
4.886%*, 12/1/2034	97,337	98,028
5.0%, with various maturities from 12/1/2017 until 6/1/2036	5,735,578	5,865,653
5.122%*, 6/1/2035	140,792	143,319
5.219%*, 9/1/2035	61,168	61,923
5.24%*, 12/1/2035	302,285	306,509
5.294%*, 4/1/2037	265,440	267,833
5.406%*, 11/1/2035	154,508	156,706
5.5%, with various maturities from 11/1/2013 until 1/1/2038	6,797,515	6,973,509
5.513%*, 1/1/2037	81,116	82,586
5.531%*, 5/1/2037	79,862	81,254
5.648%*, 4/1/2036	75,993	77,759
5.703%*, 4/1/2037	184,132	187,586
5.712%*, 5/1/2037	97,188	99,337
5.725%*, 4/1/2036	191,191	194,925
5.838%*, 4/1/2037	86,502	88,524
5.871%*, 2/1/2038	280,119	286,769
5.876%*, 12/1/2036	80,148	82,208
5.894%*, 2/1/2037	160,076	164,262
6.0%, with various maturities from 9/1/2021 until 2/1/2038	6,007,614	6,203,966
6.079%*, 9/1/2037	337,909	346,462
6.385%*, 8/1/2036	57,678	59,125
6.5%, with various maturities from 12/1/2014 until 8/1/2036	1,273,700	1,326,155
7.0%, with various maturities from 12/1/2024 until 12/1/2026	48,808	51,161
7.5%, with various maturities from 5/1/2024 until 7/1/2027	16,633	17,497
Federal National Mortgage Association:
4.0%, 12/1/2020	451,438	457,081
4.36%*, 3/1/2035	227,241	228,476
4.423%*, 4/1/2034	56,346	56,735
4.459%*, 3/1/2035	174,515	174,515
4.5%, with various maturities from 2/1/2020 until 7/1/2035	2,266,778	2,317,015
4.645%*, 4/1/2035	215,312	217,918
4.705%*, 11/1/2034	85,359	85,495
4.775%*, 1/1/2035	110,607	111,025
4.896%*, 8/1/2036	66,177	67,067
4.943%*, 10/1/2034	108,517	108,968
4.951%*, 6/1/2035	215,823	217,878
4.952%*, 8/1/2035	170,760	172,277
4.959%*, 6/1/2035	87,888	88,638
5.0%, with various maturities from 11/1/2020 until 4/1/2036	9,076,496	9,307,024
5.079%*, 7/1/2035	78,793	80,207
5.152%*, 1/1/2036	181,648	184,257
5.283%*, 1/1/2037	78,252	79,284
5.462%*, 1/1/2036	216,843	222,008
5.486%*, 10/1/2036	107,049	109,204
5.5%, with various maturities from 8/1/2019 until 12/1/2038	11,206,424	11,520,196
5.606%*, 1/1/2037	81,484	83,413
5.75%*, 3/1/2037	87,911	90,174
5.751%*, 1/1/2037	76,069	77,977
5.825%*, 11/1/2036	162,669	166,888
5.863%*, 6/1/2036	335,380	343,503
5.901%*, 9/1/2036	124,229	127,771
6.0%, with various maturities from 10/1/2009 until 11/1/2037	6,112,358	6,316,772
6.5%, with various maturities from 1/1/2018 until 12/1/2036	1,653,047	1,722,136
7.0%, with various maturities from 6/1/2012 until 12/1/2033	356,949	374,182
7.5%, with various maturities from 1/1/2024 until 4/1/2028	26,946	28,289
8.0%, with various maturities from 12/1/2021 until 11/1/2031	48,741	51,652
8.5%, with various maturities from 12/1/2025 until 8/1/2031	18,895	20,286
Government National Mortgage Association:
5.0%, 10/20/2035	758,710	777,885
5.5%, with various maturities from 9/15/2033 until 3/15/2036	2,204,429	2,279,908
6.0%, with various maturities from 2/15/2029 until 7/20/2037	2,940,296	3,039,954
6.5%, with various maturities from 11/15/2023 until 10/20/2037	797,964	833,392
7.5%, with various maturities from 8/15/2029 until 6/15/2032	48,954	51,454
8.0%, with various maturities from 7/15/2022 until 3/15/2032	91,954	104,593
8.5%, 11/15/2029	21,760	24,063
9.0%, 1/15/2023	26,608	29,741
Total Mortgage-Backed Securities Pass-Throughs (Cost $67,036,160)		69,472,362

Commercial and Non-Agency Mortgage-Backed Securities 4.4%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	169,469
"A3", Series 2003-2, 4.873%, 3/11/2041	300,000	274,323
"A4", Series 2007-1, 5.451%, 1/15/2049	100,000	74,269
Bear Stearns Commercial Mortgage Securities, Inc.:
"AJ", Series 2005-PW10, 5.462%*, 12/11/2040	250,000	111,710
"A2", Series 1999-WF2, 7.08%, 7/15/2031	206,761	205,968
"A2", Series 2000-WF1, 7.78%, 2/15/2032	136,253	136,339
Citigroup Commercial Mortgage Trust, "A4", Series 2004-C1, 5.358%*, 4/15/2040	100,000	86,669
Commercial Mortgage Pass-Through Certificate, "A2", Series 2004-LB4A, 4.049%, 10/15/2037	181,041	176,350
Credit Suisse Mortgage Capital Certificates, "A4", Series 2006-C1, 5.552%*, 2/15/2039	380,000	308,538
CS First Boston Mortgage Securities Corp., "A4", Series 2001-CP4, 6.18%, 12/15/2035	435,000	421,342
CW Capital Cobalt Ltd., "AM", Series 2007-C3, 5.82%*, 5/15/2046	250,000	115,522
First Union National Bank Commercial Mortgage, "A2", Series 2001-C4, 6.223%, 12/12/2033	150,000	144,474
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	300,500
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	175,251
Greenwich Capital Commercial Funding Corp.:
"A7", Series 2004-GG1, 5.317%*, 6/10/2036	200,000	166,389
"A4", Series 2007-GG9, 5.444%, 3/10/2039	200,000	152,226
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	80,662
"A6", Series 2004-GG2, 5.396%*, 8/10/2038	100,000	82,171
"A4", Series 2007-GG10, 5.799%*, 8/10/2045	416,000	301,873
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-C1, 4.302%, 1/15/2038	300,000	276,109
"A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	182,216
"A4", Series 2007-CB18, 5.44%, 6/12/2047	100,000	72,157
"AJ", Series 2006-CB17, 5.489%, 12/12/2043	250,000	71,934
"A4", Series 2006-CB15, 5.814%*, 6/12/2043	250,000	192,346
"A4", Series 2006-LDP7, 5.875%*, 4/15/2045	100,000	79,776
LB-UBS Commercial Mortgage Trust:
"A4", Series 2003-C3, 4.166%, 5/15/2032	250,000	214,178
"A3", Series 2006-C7, 5.347%, 11/15/2038	500,000	389,452
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	193,456
"A2", Series 2001-C2, 6.653%, 11/15/2027	525,000	515,389
Merrill Lynch Mortgage Trust:
"A2", Series 2004-BPC1, 4.071%, 10/12/2041	145,000	141,477
"A4", Series 2005-MCP1, 4.747%*, 6/12/2043	200,000	161,588
"A6", Series 2005-CKI1, 5.242%*, 11/12/2037	100,000	82,538
Merrill Lynch/Countrywide Commercial Mortgage Trust:
"A4", Series 2006-1, 5.423%*, 2/12/2039	200,000	161,073
"A4", Series 2007-6, 5.485%, 3/12/2051	200,000	137,696
Morgan Stanley Capital I:
"A4", Series 2005-HQ5, 5.168%, 1/14/2042	250,000	209,965
"A4", Series 2006-HQ9, 5.731%, 7/12/2044	500,000	387,032
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	82,342	82,032
Morgan Stanley Dean Witter Capital I, "A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	175,299
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2003-C9, 4.608%, 12/15/2035	92,657	86,144
"A4", Series 2004-C15, 4.803%, 10/15/2041	200,000	160,543
"A4", Series 2006-C23, 5.418%*, 1/15/2045	200,000	155,967
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $9,226,796)		7,612,412

Municipal Bonds and Notes 0.2%
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	275,000	242,165
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	24,226
Total Municipal Bonds and Notes (Cost $287,079)		266,391

Preferred Securities 0.1%
Financials
Goldman Sachs Capital II, 5.793%, 6/1/2012 (b)	50,000	19,221
Lincoln National Corp., 6.05%, 4/20/2067	75,000	30,000
MUFG Capital Finance 1 Ltd., 6.346%, 7/25/2016 (b)	100,000	69,672
RBS Capital Trust I, 4.709%, 7/1/2013 (b)	50,000	19,462
USB Capital IX, 6.189%, 4/15/2011 (b)	50,000	23,500
Wachovia Capital Trust III, 5.8%, 3/15/2011 (b)	50,000	29,500
XL Capital Ltd., Series E, 6.5%, 4/15/2017 (b)	50,000	11,500
Total Preferred Securities (Cost $393,646)		202,855
	Shares	Value ($)

Securities Lending Collateral 25.6%
Daily Assets Fund Institutional, 1.69% (c) (d) (Cost $43,852,329)	43,852,329	43,852,329

Cash Equivalents 2.2%
Cash Management QP Trust, 1.42% (c) (Cost $3,718,020)	3,718,020	3,718,020
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $211,948,733)+	125.6	215,243,596
Other Assets and Liabilities, Net	(25.6)	(43,814,923)
Net Assets	100.0	171,428,673
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
+ The cost for federal income tax purposes was $211,899,959. At December 31, 2008, net unrealized appreciation for all securities based on tax cost was $3,343,637. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,437,355 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,093,718.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $42,359,494, which is 24.7% of net assets.
(b) Date shown is call date; not a maturity date for the perpetual preferred securities.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of Deccember 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 43,852,329
Level 2	171,391,267
Level 3	—
Total	$ 215,243,596

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $164,378,384) — including $42,359,494 of securities loaned	$ 167,673,247
Investment in Cash Management QP Trust (cost $3,718,020)	3,718,020
Investment in Daily Assets Fund Institutional (cost $43,852,329)*	43,852,329
Total investments, at value (cost $211,948,733)	215,243,596
Cash	48,034
Interest receivable	1,575,654
Receivable for Fund shares sold	565,878
Due from Advisor	10,290
Other assets	25,748
Total assets	217,469,200
Liabilities
Payable for investments purchased	1,364,274
Payable upon return of securities loaned	43,852,329
Payable for Fund shares redeemed	266,557
Distributions payable	398,253
Other accrued expenses and payable	159,114
Total liabilities	46,040,527
Net assets, at value	$ 171,428,673
Net Assets Consist of:
Undistributed net investment income	79,464
Net unrealized appreciation (depreciation) on investments	3,294,863
Accumulated net realized gain (loss)	(401,243)
Paid-in capital	168,455,589
Net assets, at value	$ 171,428,673
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($171,428,673 ÷ 16,640,483 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.30
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Interest (net of foreign taxes withheld of $217)	$ 9,781,074
Interest — Cash Management QP Trust	184,212
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	606,902
Total Income	10,572,188
Expenses: Management fee	294,087
Administration fee	196,058
Services to shareholders	133,989
Reports to shareholders	27,128
Registration fees	20,130
Custodian fees	16,897
Trustees' fees and expenses	10,711
Legal fees	25,007
Audit and tax fees	63,407
Pricing service fee	52,270
Other	9,873
Total expenses before expense reductions	849,557
Expense reductions	(555,462)
Total expenses after expense reductions	294,095
Net investment income (loss)	10,278,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	104,664
Change in net unrealized appreciation (depreciation) on investments	(580,124)
Net gain (loss)	(475,460)
Net increase (decrease) in net assets resulting from operations	$ 9,802,633

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2008	2007
Operations: Net investment income	$ 10,278,093	$ 9,332,777
Net realized gain (loss)	104,664	(319,478)
Change in net unrealized appreciation (depreciation)	(580,124)	4,404,820
Net increase (decrease) in net assets resulting from operations	9,802,633	13,418,119
Distributions to shareholders from: Net investment income	(10,278,422)	(9,330,202)
Fund share transactions: Proceeds from shares sold	92,669,768	102,499,509
Reinvestment of distributions	6,356,904	6,475,832
Cost of shares redeemed	(141,425,942)	(36,751,812)
Redemption fees	769	2,256
Net increase (decrease) in net assets from Fund share transactions	(42,398,501)	72,225,785
Increase (decrease) in net assets	(42,874,290)	76,313,702
Net assets at beginning of period	214,302,963	137,989,261
Net assets at end of period (including undistributed net investment income of $79,464 and $79,793, respectively)	$ 171,428,673	$ 214,302,963

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.29	$ 10.09	$ 10.18	$ 10.41	$ 10.46
Income (loss) from investment operations: Net investment income[a]	.54	.52	.49	.43	.37
Net realized and unrealized gain (loss)	.01[d]	.20	(.07)	(.20)	.06
Total from investment operations	.55	.72	.42	.23	.43
Less distributions from: Net investment income	(.54)	(.52)	(.50)	(.44)	(.37)
Net realized gains	—	—	(.01)	(.02)	(.11)
Total distributions	(.54)	(.52)	(.51)	(.46)	(.48)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 10.30	$ 10.29	$ 10.09	$ 10.18	$ 10.41
Total Return (%)[b]	5.49	7.34	4.19	2.22	4.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	214	138	120	160
Ratio of expenses before expense reductions (%)	.43	.40	.55	.57	.48
Ratio of expenses after expense reductions (%)	.15	.15	.16	.15	.15
Ratio of net investment income (loss) (%)	5.24	5.16	4.94	4.24	3.57
Portfolio turnover rate	47	35	25[c]	45	71
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] On January 13, 2006, the U.S. Bond Index Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS U.S. Bond Index Fund as a stand-alone fund in addition to the U.S. Bond Index Portfolio.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amounts shown may not agree with the change in aggregate gains and losses.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $190,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2015, whichever occurs first. During the year ended December 31, 2008 the Fund utilized approximately $302,000 of a prior year capital loss carryforward.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred approximately $260,000 of net realized capital losses, As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 79,464
Capital loss carryforwards	$ (190,000)
Net unrealized appreciation (depreciation) on investments	$ 3,343,637

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2008	2007
Distributions from ordinary income*	$ 10,278,422	$ 9,330,202
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $61,410,852 and $82,874,650, respectively. Purchases and sales of US Treasury obligations aggregated $28,377,834 and $52,585,533, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 1, 2007 through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.32%.

In addition, the Advisor has voluntarily agreed to waive a portion of its fees and reimburse or pay operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.15% of the average daily net assets of the the Fund. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2008, the management fee charged to the Fund was $294,087, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, under this arrangement, the Advisor reimbursed the Fund $104,221 of sub-record keeping expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, the Administration Fee charged to the Fund was $196,058, of which $126,374 was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2008, the amount charged to the Fund by DISC aggregated $28,725, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2008, the amount charged to the Fund by the Advisor included in the Statement of Operations under "Reports to shareholders" aggregated $18,294, of which $8,461 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the Board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended December 31, 2008, the Fund paid its allocated portion of the retirement benefit of $1,148 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by its Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the Fund's custodian fee was reduced by $175 and $732, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year ended December 31, 2008		Year Ended December 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold	9,132,848	$ 92,669,768	10,171,004	$ 102,499,509
Shares issued to shareholders in reinvestment of distributions	624,709	$ 6,356,904	640,479	$ 6,475,832
Shares redeemed	(13,952,886)	$ (141,425,942)	(3,648,144)	$ (36,751,812)
Redemption fees		$ 769		$ 2,256
Net increase (decrease)	(4,195,329)	$ (42,398,501)	7,163,339	$ 72,225,785

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2008, two shareholders held approximately 36% and 23% of the outstanding shares of the Fund, respectively.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS U.S. Bond Index Fund (the "Fund") at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 23, 2009	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement," and together with the Agreement, the "Agreements") between DIMA and Northern Trust Investments, N.A. ("NTI") in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Institutional Class shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2007, was at its benchmark in the three-year period ended December 31, 2007 and has underperformed its benchmark in the five-year period ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Institutional Class shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTUSX
CUSIP Number	23339C 750
Fund Number	548

Notes

5 The left-to-right line in this graph shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, DWS U.S. Bond Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS US BOND INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$58,875	$0	$0	$0
2007	$56,875	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$0	$19,000
2007	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS U.S. Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 2, 2009